UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: July 21, 2006
O.A.K. FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Michigan	000-22461	38-2817345
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2445 84th Street, S.W.
Byron Center, Michigan		49315
(Address of principal executive office)		(Zip Code)
Registrant’s telephone number, including area code: (616) 878-1591
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

SIGNATURE
Press Release

Section 2.02 Results of Operations and Financial Condition
     On July 21, 2006, O.A.K. Financial Corporation issued a press release announcing results for the second quarter of 2006. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.
     The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Section 9.01 Financial Statements and Exhibits
     (d) Exhibit

99	Press Release dated July 21, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 21, 2006	O.A.K. FINANCIAL CORPORATION (Registrant)

	By:	/s/ James A. Luyk

James A. Luyk
Chief Financial Officer